                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


      Filed by the Registrant [x]
      Filed by a Party other than the Registrant [ ]

      Check the appropriate box:
      [ ]   Preliminary Proxy Statement      [ ]  Confidential, For Use of the
      [x]   Definitive Proxy Statement            Commission Only (as
      [ ]   Definitive Additional Materials       permitted by Rule 14a-6(e)(2))
      [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          HEALTHY PLANET PRODUCTS, INC.
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [x]   No fee required.
      [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.
      (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

      (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

--------------------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

      (3)   Filing Party:

--------------------------------------------------------------------------------

      (4)   Date Filed:

--------------------------------------------------------------------------------

                          HEALTHY PLANET PRODUCTS, INC.
                              1700 Corporate Circle
                           Petaluma, California 94954

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on July 21, 1999


To the Stockholders of
HEALTHY PLANET PRODUCTS, INC.

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of HEALTHY PLANET PRODUCTS, INC. (the "Company") will be held at the Company's offices located at 1700 Corporate Circle, Petaluma, California, 94954 on July 21, 1999 at 10:00 a.m., California time, for the following purposes:

            (1) To elect two (2) Class 3 Directors to serve for a term of three
(3) years and until a successor has been duly elected and qualified;

            (2) To consider and act on a proposal authorizing the adoption of the 1999 Incentive Compensation Plan as set forth in Appendix A; and

            (3) To transact such other business as may properly be brought before the meeting or any adjournment thereof.

      The close of business on May 28, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

      Enclosed is a Proxy Statement, a Proxy and a self-addressed envelope in which to return the Proxy. You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, please complete, date and sign the accompanying Proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the Annual Meeting. If you do attend, you may revoke any prior Proxy and vote your shares in person if you wish to do so. Any prior Proxy will automatically be revoked if you execute the accompanying Proxy or if you notify the Secretary of the Company, in writing, prior to the Annual Meeting of Stockholders.

                                          By Order of the Board of Directors

                                                /s/ MICHAEL G. ZYBALA,
                                                      Secretary

Dated:  June 8, 1999

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                          HEALTHY PLANET PRODUCTS, INC.
                              1700 CORPORATE CIRCLE
                           PETALUMA, CALIFORNIA 94954

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 21, 1999

      This Proxy Statement and the accompanying form of Proxy have been mailed on or about June 8, 1999 to the holders of the Common Stock and Series D Preferred Stock of record on May 28, 1999 of HEALTHY PLANET PRODUCTS, INC., a Delaware corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held 1700 Corporate Circle, Petaluma, California, 94954 on July 21, 1999 and at any adjournment thereof.


               SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

      On May 28, 1999 (the "Record Date") there were 3,834,584 shares of Common Stock, par value $.01 per share, issued and outstanding and 31,335 shares of Series D Preferred Stock, par value $.10 per share, issued and outstanding. Only holders of Common Stock and Series D Preferred Stock of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting. Each share of Common Stock and Series D Preferred Stock entitles the holder thereof to one vote on each matter submitted to stockholders. The Common Stock and the Series D Preferred Stock vote together as a single class. Voting is on a non-cumulative basis. All votes shall be tabulated by the inspector of elections appointed for the Annual Meeting, who shall separately tabulate affirmative and negative votes, abstentions, and broker non-votes. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached. Broker-dealer non-votes are not counted for quorum purposes.

      Shares of the Company's Common Stock and Series D Preferred Stock represented by a properly executed Proxy in the accompanying form will, unless contrary instructions are specified in the Proxy, be voted (i) FOR the election of the two (2) nominees identified on the Proxy for Class 3 Director to serve for a term of three (3) years, and (ii) FOR the proposal to adopt the Company's 1999 Incentive Compensation Plan as set forth in Appendix A. The Proxy also provides that the persons authorized thereunder may, in the absence of instructions to the contrary, vote or act in accordance with their judgment on any other matters properly presented for action at the Annual Meeting or any adjournment thereof.

      Any Proxy may be revoked at any time before it is voted. A stockholder may revoke the Proxy by notifying the Secretary of the Company either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a Proxy bearing a later date or by voting in person at the Annual Meeting. The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Annual Meeting is required for election of Directors, with the two persons receiving the highest vote totals to be elected as Directors of the Company. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of Directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting is required for the adoption of the 1999 Incentive Compensation Plan. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter (except with respect to election of Directors). Broker non-votes will not be considered as present and entitled to vote with respect to any matter so indicated on the proxy. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter.

      The Company will bear the cost of the solicitation of Proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain Directors to solicit Proxies from stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send Proxies, proxy statements and other material to the beneficial owners of the Common Stock and Series D Preferred Stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

      The Annual Report to Stockholders for the fiscal year ended December 31, 1998, including financial statements, accompanies this Proxy Statement. The Annual Report to Stockholders is not deemed to be part of the Company's proxy solicitation materials.

      The principal executive offices of the Company are located at 1700 Corporate Circle, Petaluma, California 94954; the Company's telephone number is (707) 778-2280.

INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors of the Company has selected Moss Adams, Certified Public Accountants, as independent accountants of the Company for the fiscal year ending December 31, 1999. Stockholders are not being asked to approve such selection because such approval is not required. The audit services provided by Moss Adams consist of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Representatives of Moss Adams are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.


                   VOTING SECURITIES AND SECURITY OWNERSHIP
                 OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The securities entitled to vote at the meeting are the Company's Common Stock, $.01 par value, and the Company's Series D Preferred Stock, $.10 par value. There were 3,834,584 shares of Common Stock and 31,335 shares of Series D Preferred Stock outstanding on the Record Date. Each share of Common Stock entitles its holder to one vote on each matter submitted to stockholders. Each share of Series D Preferred Stock entitles its holder to one vote on each matter submitted to stockholders. The Common Stock and Series D Preferred Stock vote together as a single class. Voting of the shares of Common Stock and Series D Preferred Stock is on a non-cumulative basis.

      The following table sets forth certain information as of May 28, 1999 with respect to the ownership of Common Stock by (i) the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), known by the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities, (ii) each Director and each executive officer of the Company, and
(iii) all Directors and executive officers as a group. Except to the extent indicated in the footnotes to the following table, each of the individuals listed below possesses sole voting power with respect to the shares listed opposite such individual's name.

                                               AMOUNT AND NATURE
                                             BENEFICIAL OWNERSHIP
                                                 AND PERCENTAGE
                                      --------------------------------------
       NAME AND ADDRESS OF               NUMBER OF
         BENEFICIAL OWNER                  SHARES             PERCENTAGE
------------------------------------  --------------    --------------------
Bruce A. Wilson                           155,600(1)              3.9%
1700 Corporate Circle
Petaluma, CA 94954

John V. Winfield                        2,122,844(2)             46.9%
2121 Avenue of the Stars
Los Angeles, CA 90067

The InterGroup Corporation              1,305,073(3)             31.0%
2121 Avenue of the Stars
Los Angeles, CA 90067

Michael G. Jesselson                      548,713(4)             14.3%
1301 Avenue of the Americas
New York, NY 10019

Lucy Lang                                 548,713(4)             14.3%
1301 Avenue of the Americas
New York, NY 10019

Erica Jesselson                           546,213(4)             14.2%
1301 Avenue of the Americas
New York, NY 10019

Benjamin J. Jesselson                     546,213(4)             14.2%
1301 Avenue of the Americas
New York, NY 10019

K T Holdings, Inc.                        292,260(5)              7.1%
21947 Plummer Street
Chatsworth, CA 91311

Grace & White Inc.                        238,700(6)              6.2%
515 Madison Avenue
New York, NY 10022

Starr Securities, Inc.                    191,048(7)              4.9%
19 Rector Street
New York, NY 10006

Paul Bluhdorn                             181,256(8)              4.7%
P.O. Box 7854
Burbank, CA 91510

M. Scott Foster                           102,500(9)              2.6%
1700 Corporate Circle
Petaluma, CA 94954

Yvette Bluhdorn                            71,738(10)             1.9%
P.O. Box 7854
Burbank, CA 91510

                                               AMOUNT AND NATURE
                                             BENEFICIAL OWNERSHIP
                                                 AND PERCENTAGE
                                      --------------------------------------
       NAME AND ADDRESS OF               NUMBER OF
         BENEFICIAL OWNER                  SHARES             PERCENTAGE
------------------------------------  --------------    --------------------
Mark S. Siegel                            70,062(11)              1.8%
P.O. Box 7854
Burbank, CA 91510

Ricky Williams                            55,000(12)              1.4%
1700 Corporate Circle
Petaluma, CA 94954

Daniel R. Coleman                         15,000(13)                 *
500 108th Avenue, NE
Bellevue, WA 98004

Michael G. Zybala                          5,000(14)                 *
11315 Rancho Bernardo Road,
Suite 129
San Diego, CA 92127

William J. Nance                           5,000(14)                 *
ABC Entertainment Center
2040 Avenue of the Stars
Los Angeles, CA 90067

Robert W. Sweitzer, Ph.D.                  5,000(14)                 *
The Claremont Graduate School
925 N. Dartmouth Avenue
Claremont, CA 91711

All Officers and Directors as a Group
  (8 persons in number)                   2,465,944              50.7%
    *  Less than one percent (1%)

(1) Includes 102,500 vested and presently exercisable options and 53,100 restricted shares subject to vesting at the rate of 4,000 shares per year on December 31st in each year.

(2) Based upon information contained in an amendment to a Schedule 13D dated March 22, 1999 (the "Winfield 13D"), on behalf of Mr. Winfield, The InterGroup Corporation ("InterGroup") and Santa Fe Financial Corporation ("Santa Fe"), and corporate records of the Company. Includes (i) 502,800 shares of Common Stock and warrants to purchase 304,971 shares of Common Stock owned by Mr. Winfield; (ii) 841,800 shares of Common Stock and warrants to purchase 363,224 shares of Common Stock owned by InterGroup and as to which Mr. Winfield has shared voting and dispositive power; (iii) 89,100 shares of Common Stock and warrants to purchase 10,949 shares of Common Stock owned by Santa Fe and as to which Mr. Winfield has shared voting and dispositive power; and (iv) options to purchase 10,000 shares of Common Stock granted to Mr. Winfield pursuant to the Company's Non-Employee Director Plan. As of November 30, 1998, Mr. Winfield owned 44.0% of InterGroup, per a proxy dated December 11, 1998. As of March 31, 1999, InterGroup controls 52.2% of Santa Fe. Mr. Winfield is the Chairman and CEO of both Santa Fe and InterGroup.

(3) Based upon information contained in the Winfield 13D and corporate records of the Company. Includes (i) 841,800 shares of Common Stock and 363,224 warrants owned by InterGroup and (ii) 89,100 shares of Common Stock and 10,949 warrants owned by Santa Fe.


(4) Ludwig Jesselson died on April 3, 1993. Michael G. Jesselson, Lucy Lang, Erica Jesselson and Benjamin J. Jesselson are the four executors (collectively, the "Executors") of the Estate of Mr. Jesselson (the "Estate") and, as such, retain authority with regard to the disposition of the shares. The information on the Executors' and the Estate's beneficial ownership is based on information contained in an amendment to a Schedule 13G dated February 9, 1999 (the "Jesselson 13G"), filed on behalf of Michael Jesselson, Lucy Lang, Erica Jesselson, Benjamin J. Jesselson, a trust created under the will of Ludwig Jesselson f/b/o Erica Jesselson, and the Estate of Ludwig Jesselson, and corporate records of the Company.
     It includes 546,213 shares of Common Stock owned by a trust f/b/o Erica Jesselson created under the will of Ludwig Jesselson. Each of the Executors is a trustee of the trust f/b/o Erica Jesselson and, as such, are deemed to be the beneficial owners of the 546,213 shares. Michael Jesselson and Ms. Lang are trustees of a trust f/b/o Maya Jesselson, which trust acquired 2,500 shares of Common Stock in the open market in March, 1999 and, as such, are deemed to be the beneficial owners of such 2,500 shares.

(5)  Includes warrants to purchase 292,260 shares of Common Stock.

(6) Based upon information contained in an amendment to a Schedule 13G dated February 9, 1999, filed on behalf of Grace & White Inc. ("Grace"). According to the amended Schedule 13G, Grace is a registered investment advisor with sole voting power and sole dispositive power over 12,900 and 238,700 shares, respectively.

(7) Based upon: (i) information contained in an amendment to a Schedule 13D dated March 3, 1992 filed on behalf of Starr Securities, Inc. and its stockholders as members of a group (the "Starr 13D"); and (ii) records of the company indicating a transfer by Starr of 12,500 warrants included in the Starr 13D. The beneficial ownership includes 131,048 shares of Common Stock owned of record by Starr and 60,000 warrants which vested and became exercisable on November 4, 1996. According to the Starr 13D, Starr is a registered broker-dealer and the share ownership reported therein does not include shares held by Starr in its trading account.

(8) Based on information contained in an amendment to a Schedule 13D dated January 27, 1993 (the "Bluhdorn 13D"), filed on behalf of Paul Bluhdorn, Yvette Bluhdorn and Mark Siegel. It includes 31,250 shares of the Company's Common Stock owned by Mr. Bluhdorn, and 150,006 shares of Common Stock issued in February, 1998 upon conversion of 150,006 shares of series D preferred stock owned by Mr. Bluhdorn. It does not include shares of Common Stock owned by Ms. Bluhdorn or Mr. Siegel, as to which shares of Common Stock Mr. Bluhdorn disclaims beneficial ownership.

(9)  Includes 102,500 vested and presently exercisable options.

(10) Based on information contained in the Bluhdorn 13D and corporate records of the Company. Does not include shares of Common Stock owned by Mr. Bluhdorn and Mr. Siegel as to which shares of Common Stock Ms. Bluhdorn disclaims beneficial ownership.

(11) Based on information contained in the Bluhdorn 13D and corporate records of the Company.

(12) Includes 55,000 vested and presently exercisable options.

(13) Includes 15,000 vested and presently exercisable options.

(14) Includes 5,000 vested and presently exercisable options.

CERTAIN REPORTS

      No person who, during the fiscal year ended December 31, 1998, was a Director, officer or beneficial owner of more than ten percent of the Company's Common Stock (which is the only class of securities of the Company registered under Section 12 of the Exchange Act) (a "Reporting Person") failed to file, on a timely basis, reports required by Section 16 of the Exchange Act during the most recent fiscal year or prior years. The foregoing is based solely upon a review by the Company of Forms 3 and 4 during the most recent fiscal year as furnished to the Company under Rule 16a-3(d) under the Exchange Act, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any representation received by the Company from any reporting person that no Form 5 is required.


                        PROPOSAL I. ELECTION OF DIRECTORS

GENERAL

      The Company's Certificate of Incorporation classifies the Board of Directors into three classes. The following table sets forth the persons who currently serve as Directors, the class of Directors in which they serve and the year in which their current term expires.

          DIRECTOR                 CLASS        TERM EXPIRES

          Bruce A. Wilson            1               2001

          William J. Nance           1               2001

          Michael G. Zybala          2               2000

          Daniel R. Coleman          2               2000

          John V. Winfield           3               1999

          Robert W. Sweitzer         3               1999


      The Board of Directors has nominated two (2) persons, John V. Winfield and Robert W. Sweitzer, for election as Class 3 Directors to the Board of Directors for terms expiring at the Annual Meeting in the year 2002. Stockholders will be voting for two (2) Directors with terms of three (3) years. The affirmative vote of a plurality of the outstanding shares of Common Stock and Series D Preferred Shares entitled to vote thereon, voting together as a single class at the Annual Meeting, is required to elect the Directors. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of Directors. Abstentions and broker non-votes will, however, be considered as votes represented at the Annual Meeting for quorum purposes. All proxies received by the Board of Directors will be voted for the election of Messrs. Winfield and Sweitzer as Class 3 Directors if no direction to the contrary is given. In the event that any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate that this will occur. No family relationship exists between any nominee for election as a Director.

      Set forth below is a certain biographical information regarding Messrs. Winfield and Sweitzer.

      John V. Winfield, age 52, elected Chairman of the Board on August 5, 1998, was first elected a Class 3 Director on September 29, 1997 in connection with a private transaction in which he and a company with which he is affiliated purchased an aggregate of 300,000 shares of the Company's Common Stock and 300,000 Common Stock Purchase Warrants for an aggregate of $975,000. In connection with this transaction, the Company has agreed to use its best efforts to cause Mr. Winfield to be elected as a Director through the year 2000. Mr. Winfield is the Chairman of the Board, President and Chief Executive Officer of The InterGroup Corporation ("InterGroup"), having first been appointed as such in 1987. InterGroup is a public company traded on the NASDAQ Stock Market
(INTG). Mr. Winfield also presently serves as Chairman and Chief Executive Officer of Santa Fe Financial Corporation (SFEF) and Portsmouth Square, Inc.
(PRSI), both public companies.

      Robert W. Sweitzer, Ph.D., age 54, was elected a Class 3 Director on August 5, 1998. He has, for the last five years, been on the faculty of the Peter F. Drucker Graduate Management Center at the Claremont Graduate School. In addition, he has served as a consultant to business and industry in the areas of strategic planning, marketing and franchise distribution.

      Set forth below is information regarding the Company's Directors whose terms do not expire at the Annual Meeting.

      Bruce A. Wilson, age 47, joined the Company as Vice-President of Operations on October 15, 1987, and has been President of the Company, Chief Financial and Chief Operating Officer since January 28, 1988, and a Director since January 28, 1988. In August, 1994, Mr. Wilson assumed the added position of Chief Executive Officer. Mr. Wilson served as Chairman from 1987 through 1998. From 1985 to 1987, Mr. Wilson was employed by Russ Berrie and Company Inc. as General Manager of its Russ West Division, a company whose business is impulse gifts. Prior thereto, Mr. Wilson was employed by Richardson Vicks Inc. in various capacities, the last of which was from 1983 to 1984 as Executive Assistant to the Executive Vice-President at Vidal Sassoon, Inc.

      William J. Nance, age 55, was elected as a Class I Director in August, 1998. Mr. Nance is Founder and has been, for the past five years, President of Century Plaza Printers, Inc. He is a certified public accountant and private consultant. Mr. Nance is also Treasurer and Director of The InterGroup Corporation and a Director of Santa Fe Financial Corporation and Portsmouth Square, Inc., each of which is a public company.

      Michael G. Zybala, Esq., age 47, was elected as a Class 2 Director in June 1998. Since 1993, Mr. Zybala has been General Counsel for Santa Fe Financial Corporation and Portsmouth Square, Inc. He has also served as Vice President and Secretary of those entities since February 1998. In January, 1999, Mr, Zybala was appointed Vice President Operations of InterGroup.

      Daniel R. Coleman, age 42, was first elected as a Director of the Company on August 29, 1996. He has, for the last five years, been a general partner in three limited partnerships that invest in United States equity securities. He also serves as President of Clyde Hill Research, a consulting firm to investment managers.

      Class 1 Directors will serve for a term expiring at the 2001 Annual Meeting of Stockholders and Class 2 Directors will serve for a term expiring at the 2000 Annual Meeting of Stockholders and in each case, until their successors are duly elected and qualified. At each subsequent Annual Meeting of Stockholders, one class of Directors will be elected for a term of three (3) years and until their successors are duly elected and qualified.

BOARD MEETINGS, COMMITTEES AND COMPENSATION

      During the fiscal year ended December 31, 1998, three (3) meetings of the Board of Directors were held and action was taken on three (3) occasions by unanimous written consent of the Board of Directors in lieu of meeting. Each Director of the Company participated in every action taken by unanimous consent in lieu of a meeting during the year. Each incumbent Director of the Company attended at least 75% of all meetings of the Board and any committee on which such Director served which were held during the year. The Audit Committee is currently comprised of Messrs. Nance, Sweitzer and Coleman. The Compensation Committee currently consists of Messrs. Nance, Sweitzer and Winfield. The Executive Committee currently consists of Messrs. Winfield, Wilson and Nance. During the fiscal year ended December 31, 1998, no matters were brought before the Audit Committee and it did not hold any meetings. During the fiscal year ended December 31, 1998, the Compensation Committee and the Executive Committee held one (1) and two (2) meetings, respectively.

      Directors who are employees of the Company do not receive compensation for serving as a Director. Each non-employee Director receives an annual Director's fee of $6,000. In addition, each non-employee Director receives an initial grant of options to purchase 5,000 shares of the Company's Common Stock and 5,000 options on each anniversary date of service as a Director. All options to be issued to non-employee Directors will be exercisable at the fair market value for the Company's Common Stock on the date of grant. No additional fee or compensation was paid during fiscal year 1998 to any Director for serving in such capacity or for attending any meetings.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" MESSRS. WINFIELD AND SWEITZER AS THE NOMINEES FOR CLASS 3 DIRECTOR.


                  EXECUTIVE COMPENSATION AND RELATED MATTERS

SUMMARY COMPENSATION

      The following provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Regulation S-B) compensation awarded to, earned by, paid or accrued by the Company during the years ended December 31, 1998, 1997 and 1996, to the Chief Executive Officer and each of the named executive Officers of the Company.



                           SUMMARY COMPENSATION TABLE

                                                                                Long Term Compensation
                                                    Annual Compensation                 Awards
                                                 ------------------------   -------------------------------
                                                                                         No. of Securities
                                                             Other Annual   Restricted   Underlying
                                                             Annual         Stock        Options/SARs
Name and Principal Position   Year    Salary     Bonus       Comp.          Award(s)     Granted
---------------------------   ----    --------   ----------  ------------   ----------   -----------------
Bruce A. Wilson
President, Chief
Executive, Chief
Operating and                 1998    $150,000      -         $17,676(2)   $2,750(3)        -
Chief Financial               1997    $150,000      -         $23,526(2)   $14,500(3)       -
Officer                       1996    $150,000   $19,867(1)   $23,720(2)   $15,000(3)       -

Ricky Williams                1998     $90,000      -          $9,738(4)       -            -
Vice President of             1997     $90,000      -          $9,670(4)       -            -
Operations                    1996     $88,600   $ 9,000       $5,642(4)       -            -

M. Scott Foster               1998    $100,000      -         $24,825(5)       -            -
Vice-President of             1997    $100,000      -         $24,825(5)       -            -
Sales and Marketing           1996    $100,000   $11,411      $24,825(5)       -            -



(1) Mr. Wilson commenced serving as Chief Executive Officer in August, 1994. Mr. Wilson receives an incentive bonus based upon the Company's net pre-tax profit before interest expense for each calendar year during the term. The amount of incentive bonus ranges from 8% of the first $100,000 of net pre-tax profit to 3% of the net pre-tax profit in excess of $250,000.

(2) Includes: (i) for 1998, an automobile allowance of $12,000, the payment of premiums on a term life insurance policy of $4,026 and the payment of taxes on 4,000 shares of restricted Common Stock which vested on December 31, 1998 of $1,650; (ii) for 1997, an automobile allowance of $12,000, the payment of premiums on a term life insurance policy of $2,826 and the payment of taxes on 4,000 shares of restricted Common Stock which vested on December 31, 1997 of $8,700; and (iii) for 1996, an automobile allowance of $12,000, the payment of premiums on a term life insurance policy of $2,720 and the payment of taxes on 4,000 shares of restricted Common Stock which vested on December 31, 1996 of $9,000.

(3) In April, 1991, Mr. Wilson was granted 60,000 restricted shares vesting at the rate of 4,000 shares per year on December 31 of each year, over a 15 year period subject to certain accelerations. As of

    December 31, 1998, an aggregate of 32,000 shares have vested. Amounts reported under this column represent the fair market value, without giving effect to the diminution in value attributable to the restriction of such stock, of 4,000 shares of the Company's Common Stock which have vested each year, as valued on December 31 of each year. See "Other Annual Compensation", with respect to the cash payment for taxes attributable to these shares. As of December 31, 1998, the aggregate restricted stock holdings of Mr. Wilson consisted of 52,000 shares valued at $35,750, the market value of these shares as of December 31, 1998, without giving effect to the diminution in value attributable to the restriction of such stock.

(4) Includes: (i) for 1998, an automobile allowance of $9,000 and the payment of premiums on a term life insurance policy of $738; (ii) for 1997, an automobile allowance of $9,000 and the payment of premiums on a term life insurance policy of $670; and (iii) for 1996, an automobile allowance of $5,040 and payment of premiums on a term life insurance policy of $601.

(5) Mr. Foster has served as Vice-President of Sales since 1993. He is currently employed by the Company on an at will basis. The information set forth above includes: (i) for 1998, an expense allowance of $24,000 and the payment of premiums on a term life insurance policy of $825; (ii) for 1997, an expense allowance of $24,000 and the payment of premiums on a term life insurance policy of $825; and (iii) for 1996, an expense allowance of $24,000 and the payment of premiums on a term life insurance policy of $825.


                            STOCK OPTIONS/SAR GRANTS

      No stock option grants or Stock Appreciation Rights ("SARs") were made during the year ended December 31, 1998 to any of the named executive Officers of the Company.


             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

      The following table contains information with respect to the named executive Officers concerning options held as of the year ended December 31,1998.

                                                 Number of Securities
                   Shares                       Underlying Unexercised    Value of Unexercised In-
                 Acquired on      Valued          Options/SARs as of       the-Money Options/SARs
     Name        Exercise (#)  Realized ($)       December 31, 1998       at December 31, 1998(1)
---------------  -----------   ------------   -------------------------   -------------------------
                                              Exercisable/Unexercisable   Exercisable/Unexercisable

Bruce A. Wilson      -         $     -          102,500/        -          $     -     /     -
Ricky Williams       -         $     -           55,000/        -          $     -     /     -
M. Scott Foster      -         $     -          102,500/        -          $     -     /     -

(1) Based upon the average closing bid and asked prices of the Company's Common Stock on December 31, 1998 ($.69 per share), less the exercise price for the aggregate number of shares subject to the options, none of the Options/SARs are in-the-money.

EMPLOYMENT AGREEMENTS

      On May 15, 1995, the Company entered into Amended and Restated Employment Agreements with its President, Chief Executive, Chief Operating and Chief Financial Officer, Mr. Bruce A. Wilson.

      Mr. Wilson's Employment Agreement, as amended and restated, extends the term of Mr. Wilson's employment through December 31, 1999. Mr. Wilson continues to be employed as President, Chief Executive, Chief Operating and Chief Financial Officer of the Company, and is to receive a base salary (the

"Base Salary") for the calendar year commencing January 1, 1995 of $125,000 per annum, of which $20,000 is to be paid in a single lump sum on the 15th day of January, 1995 and the remainder of $105,000 is to be paid over the course of the year pursuant to the Company's regular payroll periods; for the calendar years 1996 and 1997, the amount of Base Salary is increased to $150,000 per annum, of which $30,000 is to be paid in a single lump sum on January 15th of each year and the remainder of $120,000 is to be paid over the course of the year pursuant to the Company's regular payroll periods; for the calendar years 1998 and 1999, the amount of Base Salary is increased to $160,000 per annum, of which $40,000 is to be paid in a single lump sum on January 15th of each year and the remainder of $120,000 is to be paid over the course of the year pursuant to the Company's regular payroll periods. Mr. Wilson is to further receive, for each year of the term, an incentive bonus based upon the Company's net pre-tax profit before interest expense for each calendar year, which incentive bonus ranges from 8% of the first $100,000 of net pre-tax profit to 3% of the net pre-tax profit in excess of $250,000. Mr. Wilson is to receive an automobile allowance of $ 1,000 per month, a policy of term life insurance in the amount of $500,000 payable to a beneficiary designated by him, and long-term disability insurance. In the event Mr. Wilson is terminated without cause, he is to receive a severance benefit of 24 months Base Salary if terminated after December 31, 1997, or the remaining amount of Base Salary if terminated prior to December 31,1997. In the event of a Change in Control in the Company (as defined) and, following such Change in Control, there is a change in the composition of a majority of the Directors comprising the entire Board of Directors immediately prior to the Change in Control, Mr. Wilson may elect, within six months following the change in the composition of the Board of Directors following the Change in Control, to terminate his employment with the Company and, in such case, he is to receive a special severance payment in the form of the Company paying to Mr. Wilson, with respect to all options granted to him prior to May 15, 1995, the differential between the strike price of Mr. Wilson's options plus $3.20 and the average of the closing price of the Company's Common Stock for the 10 days preceding the effective date of termination.

      In connection with the amendment and restatement of his Employment Agreement, all options granted to Mr. Wilson prior to December 31, 1999 have been re-designated as non-incentive stock options and, to the extent such options become vested and are presently exercisable, may be exercised through December 31, 1999. Options granted to Mr. Wilson in accordance with an option grant dated November 4, 1993 continue to be subject to the vesting schedule contained in the original grant, of which 24,000 options vested on December 31, 1996. Such vesting is subject to an acceleration of vesting in the event of a Change in Control of the Company, as defined.

      In April, 1991, Mr. Wilson was granted 60,000 restricted shares under the Company's 1991 Senior Management Incentive Plan. These restricted shares are to vest at the rate of 4,000 shares per year over a 15 year period, subject to acceleration of vesting in certain circumstances. Except in the event of acceleration, each year, upon the vesting of each 4,000 shares, the Company is to pay to Mr. Wilson a cash bonus equal to 60% of the market value of the vested shares, for the principal purpose of offsetting taxes attributable to the vesting of the shares. The grant of restricted shares to Mr. Wilson was in furtherance of the desire of the Board of Directors to have Mr. Wilson have a significant stock interest in the Company which would recognize his past performance and incentivize his continued efforts to maximize the value of the Company for all stockholders. As of December 31, 1998, an aggregate of 32,000 restricted shares were vested. In the event of certain Change in Control transactions, all then unvested restricted shares become immediately vested.

      On December 31, 1998, the Company entered into a new at will employment agreement with Mr. Foster, pursuant to which Mr. Foster's employment as Vice-President of Sales and Marketing has been continued. During the continuation of his employment he is to be compensated at the rate of $100,000 per annum. He is entitled to receive health insurance and life insurance benefits, reimbursement for actual expenses and a 2,000 per month automobile allowance. In addition to his Base Salary he is to receive an Incentive Bonus of 2% on net sales on initial orders to new accounts effected by him, a 5% quarterly commission on personal net sales on orders to his existing personal accounts on shipments in excess of $125,000, a 2% commission on net sales of the Company's regional managers in excess of $120,000 annual sales or $30,000 quarterly sales and a 2% commission on net sales of the Company in excess of 110% of the Company's prior years net sales, paid quarterly and adjusted annually.

      On September 8, 1997, the Company extended and modified the Employment Agreement of Mr. Ricky Williams, Vice President of Operations. Mr. Williams' Employment Agreement was extended through December 31, 2000. During the extended term, Mr. Williams' base salary of $90,000 is increased by $5,000 in each year of the extended term provided that the Company has achieved a net pre-tax profit for the immediately preceding year. Mr. Williams is entitled to elect to receive up to 10% of each year's base salary in January in each year, with the remainder being paid to him over the course of the year pursuant to the Company's regular payroll policies. During the continuation of his employment, Mr. Williams is to receive an automobile allowance of $750 per month and is to be provided with life insurance in the amount of $250,000. In connection with his original Employment Agreement, Mr. Williams was granted options to purchase 30,000 shares of the Company's Common Stock at an exercise price of $4.75 per share. All of such options are vested and are exercisable through December 31, 2000. On November 4, 1993, Mr. Williams was granted options to purchase 30,000 shares of the Company's Common Stock at an exercise price of $6.625 per share, exercisable through December 31, 2000, and vesting in equal increments on December 31st of each year of the term of his Agreement, as extended, commencing December 31, 1994.

SENIOR MANAGEMENT INCENTIVE PLAN

      Upon and subject to the adoption of the 1999 Incentive Compensation Plan as proposed under Proposal II, the Company's 1991 Senior Management Incentive Plan (sometimes referred to as the "Plan" or the "Management Plan") will be terminated.

      The Management Plan currently provides for the issuance of up to 465,000 shares of the Company's Common Stock in connection with the issuance of stock options and other stock purchase rights to executive Officers, key employees and consultants. The Management Plan expires by its terms in 2001. To date, options to acquire a total of 265,000 shares remain outstanding. In addition, 60,000 restricted shares have been issued under the Plan, of which 32,000 restricted shares have vested. A total of 465,000 shares of Common Stock are currently reserved for issuance under the Management Plan. No shares of Common Stock remain available for issuance under the Management Plan. It is anticipated that awards made under the Management Plan will be subject to vesting periods, subject to the discretion of the Administrator of the Board.

      The Management Plan is intended to attract and retain key executive management personnel whose performance is expected to have a substantial impact on the Company's long-term profit and growth potential by encouraging and assisting those persons to acquire equity in the Company. It is contemplated that only those executive management employees (generally the Chairman of the Board, Vice-Chairman, Chief Executive Officer, Chief Operating Officer, President and Vice-Presidents of the Company) who perform services of special importance to the Company, will be eligible to participate under the Management Plan, although other full time employees of the Company are eligible to participate under the Plan.

      Directors who are not otherwise employed by the Company will not be eligible for participation in the Management Plan.

      The Management Plan provides for four types of awards: stock options, incentive stock rights, stock appreciation rights (including limited stock appreciation rights) and restricted stock purchase agreements, as described below.

      Stock Options. Options granted under the Management Plan may be either incentive stock options ("ISOs") or options which do not qualify as ISOs ("non-ISOs"). ISOs may be granted at an option price of not less than 100% of the fair market value of the Common Stock on the date of grant, except that an ISO granted to any person who owns capital stock representing more than 10% of the total combined voting power of all classes of Common Stock of the Company ("10% stockholder") must be granted at an exercise price of at least 110% of the fair market value of the Common Stock on the date of the grant. The exercise price of the non-ISOs may not be less than 65% of the fair market value of the Common Stock on the date of grant. ISOs granted to persons other than 10% stockholders may be exercisable for a period of up to ten years from the date of grant; ISOs granted to 10% stockholders may be exercisable for a period of up to five years from the date of grant. No individual may be granted ISOs that become exercisable in any calendar year for Common Stock having a fair market value at the time of grant in excess of $100,000. Non-ISOs may be exercisable for a period of up to 13 years from the date of grant.

      Upon termination of employment or consulting services, an optionee will be entitled to exercise the vested portion of an option for a period of up to three months after the date of termination, except that if the reason for termination was a discharge for cause, the option shall expire immediately, and if the reason for termination was for death or permanent disability of the optionee, the vested portion of the option shall remain exercisable for a period of twelve months thereafter.

      Incentive Stock Rights. Incentive stock rights consist of incentive stock units equivalent to one share of Common Stock in consideration for services performed for the Company. If the employment or consulting services of the holder with the Company terminate prior to the end of the incentive period relating to the units awarded, the rights shall thereupon be null and void, except that if termination is caused by death or permanent disability, the holder or his/her heirs, as the case may be, shall be entitled to receive a pro rata portion of the shares represented by the units, based upon that portion of the incentive period which shall have elapsed prior to the death or disability.

      Stock Appreciation Rights (SARs). SARs may be granted to recipients of options under the Management Plan. SARs may be granted simultaneously with, or subsequent to, the grant of a related option and may be exercised to the extent that the related option is exercisable, except that no general SAR (as hereinafter defined) may be exercised within a period of six months of the date of grant of such SAR and no SAR granted with respect to an ISO may be exercised unless the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the ISO. A holder may be granted general SARs ("general SARs") or limited SARs ("limited SARs"), or both. General SARs permit the holder thereof to receive an amount (in cash, shares of Common Stock or a combination of both) equal to the number of SARs exercised multiplied by the excess of the fair market value of the Common Stock on the exercise date over the exercise price of the related option. Limited SARs are similar to general SARs, except that, unless the Administrator determines otherwise, they may be exercised only during a prescribed period following the occurrence of one or more of the following "Change of Control" transactions: (i) the approval of the Board of Directors of a consolidation or merger in which the Company is not the surviving corporation, the sale of all or substantially all the assets of the Company, or the liquidation or dissolution of the Company; (ii) the commencement of a tender or exchange offer for the Company's Common Stock (or securities convertible into Common Stock) without the prior consent of the Board; (iii) the acquisition of beneficial ownership by any person or other entity (other than the Company or any employee benefit plan sponsored by the Company) of securities of the Company representing 25% or more of the voting power of the Company's outstanding securities; or (iv) if during any period of two years or less, individuals who at the beginning of such period constitute the entire Board cease to constitute a majority of the Board, unless the election, or the nomination for election, of each new Director is approved by at least a majority of the Directors then still in office.

      The exercise of any portion of either the related option or the tandem SARs will cause a corresponding reduction in the number of shares remaining subject to the option or the tandem SARs, thus maintaining a balance between outstanding options and SARs.

      Restricted Stock Purchase Agreements. Restricted stock purchase agreements provide for the sale by the Company of shares of Common Stock at prices to be determined by the Board, which shares shall be subject to restrictions on disposition for a stated period during which the purchaser must continue employment with the Company in order to retain the shares. Payment can be made in cash, a promissory note or a combination of both. If termination of employment occurs for any reason within six months after the date of purchase, or for any reason other than death or by retirement with the consent of the Company after the six-month period but prior to the time that the restrictions on disposition lapse, the Company shall have the option to reacquire the shares at the original purchase price.

      Upon expiration of the applicable restricted period and the satisfaction of any other applicable conditions, all or part of the restricted shares and any dividends or other distributions not distributed to the holder (the "retained distributions") thereon will become vested. Any restricted shares and any retained distributions thereon which do not so vest will be forfeited to the Company. If prior to the expiration of the restricted period a holder is terminated without cause or because of a total disability (in each case as defined in the Management Plan), or dies, then, unless otherwise determined by the Administrator at the time of the grant, the restricted period applicable to each award of restricted shares will thereupon be deemed to have expired. Unless the Administrator determines otherwise, if a holder's employment terminates prior to the expiration of the applicable restricted period for any reason other than as set forth above, all restricted shares and any retained distributions thereon will be forfeited.

      Accelerating of the vesting of the awards made under the provisions of the Management Plan shall occur on the first day following the occurrence of any of the following: (a) the approval by the stockholders of the Company of an Approved Transaction; (b) a Control Purchase; or (c) a Board Change. An "Approved Transaction" is defined as (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Company.

      A "Control Purchase" is defined as circumstances in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company or any employee benefit plan sponsored by the Company) (A) shall purchase any Common Stock of the Company (or securities convertible into the Company's Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (B) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of Directors (calculated as provided in paragraph (d) of such Rule 13d-3 in the case of rights to acquire the Company's securities).

      A "Board Change" is defined as circumstances in which, during any period of two consecutive years or less, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new Director was approved by a vote of at least a majority of the Directors then still in office.

                  [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

      Upon and subject to the adoption of the 1999 Incentive Compensation Plan as proposed under Proposal II, the Company's Non-Employee Director Stock Option Plan (the "Director Plan") will be terminated.

      At the Annual Meeting held on August 11, 1995, the Board of Directors presented for approval of the Stockholders the Director Plan, which approval was granted. The Director Plan provides for issuance of a maximum of 75,000 shares of Common Stock upon the exercise of stock options granted under the Director Plan. Options may be granted under the Director Plan until August 11, 2005 to
(i) non-employee Directors as defined and (ii) members of any advisory board established by the Company who are not full time employees of the Company or any of its subsidiaries. The Director Plan provides that each non-employee Director will automatically be granted an option to purchase 5,000 shares of the Company's Common Stock upon joining the Board of Directors (or, for those persons who are Directors on the date of approval of the Director Plan by the Stockholders, on such date), and options to purchase 3,000 shares on each anniversary of the initial date of service or date of approval, as the case may be.

      Under the terms of the Director Plan, the sum of the number of shares to be received upon any grant multiplied by the fair market value of each share at the time of the grant may not exceed $75,000. All awards shall be reduced to the extent that they exceed such amount. The exercise price for options granted under the Director Plan shall be 100% of the fair market value of the Common Stock on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price). The "fair market value" shall mean (i) the closing price of a share of Common Stock on the American Stock Exchange ("AMEX") or other national securities exchange; or (ii) if the Company's Common Stock is not listed for trading on the AMEX or other national securities exchange, then the closing bid price of a share of Common Stock on the Nasdaq National Market System or Nasdaq SmallCap Market (together referred to as "NASDAQ"); or (iii) in the event the Common Stock is not traded on either the AMEX or the NASDAQ, the fair market value shall be the price of the Common Stock as reported by the National Quotation Bureau, Inc., or a market maker of the Company's Common Stock; or (iv) if the Common Stock is not quoted by any of the above, by the Board of Directors acting in good faith. Until otherwise provided in the Director Plan, the exercise price of options granted under the Director Plan must be paid at the time of exercise, either in cash, by delivery of shares of Common Stock of the Company or by a combination of each. The term of each option is five (5) years from the date of grant, unless terminated sooner as provided in the Director Plan. The Director Plan is administered by a committee of the Board of Directors composed of not fewer than two persons who are Officers of the Company (the "Committee"). The Committee has no discretion to determine which non-employee Director will receive options or the number of shares subject to the option, the term of the option or the exercisability of the option. However, the Committee will make all determinations of the interpretation of the Director Plan. Options granted under the Director Plan do not qualify for incentive stock option treatment.

                  [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      For information concerning the respective employment agreements of Bruce
A. Wilson, Ricky Williams and M. Scott Foster see "Employment
Agreements."

      For information concerning the issuance of 60,000 restricted shares to Mr. Bruce A. Wilson, see "Executive Compensation and Related Matters."

      On September 29, 1997, the Company completed a transaction with John Winfield and InterGroup Corporation ("InterGroup"), an affiliate of Mr. Winfield. Pursuant to the transaction, the Company sold 150,000 shares of its Common Stock to Mr. Winfield for an aggregate of $487,500 and sold 150,000 shares of its Common Stock to InterGroup for an aggregate of $487,500. As part of the transaction, Mr. Winfield and InterGroup were each issued warrants to purchase 150,000 shares each of the Company's Common Stock, of which one-third of such warrants are exercisable at $4.00 per share, one-third at $4.25 per share, and one-third at $4.50 per share, subject to adjustment under certain circumstances. As a result of a rights offering made to all shareholders of the Company, and the anti-dilution provisions contained in the warrants, each of these warrants to purchase 150,000 shares of Common Stock was adjusted to represent an aggregate of 214,572 shares of Common Stock, of which 70,908 are exercisable at $2.04 per share, 71,544 at $2.13 per share, and 72,120 at $2.21 per share. The warrants are exercisable commencing September 29, 1997 and may be exercised through September 29, 2002. Mr. Winfield and InterGroup were each accorded certain demand and piggyback registration rights. In connection with the transaction, Mr. Winfield was elected a Class 3 Director and the Company agreed to use its best efforts to cause Mr. Winfield to be elected as a Director through September 29, 2000. As of August 5, 1998, Mr. Winfield has served as the Chairman of the Board of Directors of the Company.

      On March 16, 1999, the Company completed a rights offering which commenced on February 22, 1999. Mr. Winfield, InterGroup and Santa Fe Financial Corporation ("Santa Fe"), a subsidiary of InterGroup, agreed to exercise all of their respective basic rights in the rights offering. In exchange for this commitment, the Company issued to Mr. Winfield, InterGroup and Santa Fe additional warrants to purchase an aggregate of 250,000 shares of Common Stock at an exercise price of $1.1875 per share, distributed pro rata according to their ownership percentage before the rights offering, as follows: 90,399 to Mr. Winfield, 148,652 to InterGroup and 10,949 to Santa Fe. The warrants are exercisable commencing February 22, 1999 and may be exercised through February 22, 2004. Mr. Winfield, InterGroup and Santa Fe were each accorded certain demand and piggyback registration rights. The Company did not offer warrants to any other stockholders in connection with the rights offering.

      II.   PROPOSED ADOPTION OF 1999 INCENTIVE COMPENSATION PLAN

      The Board of Directors adopted, subject to shareholder approval, the 1999 Incentive Compensation Plan (the "1999 Incentive Plan") for use in connection with the issuance of stock, options and other stock purchase rights to executive officers, key employees, directors and other persons who render significant services to the Company and its subsidiaries.

      The adoption of the 1999 Incentive Plan was prompted by the Company's desire to provide the Board with sufficient flexibility regarding the forms of incentive compensation which the Company will have at its disposal in rewarding executive officers, key employees, directors and consultants who render significant services to the Company. In adopting the 1999 Incentive Plan, it was determined that the existing 1991 Senior Management Plan, as amended, and the Non-Employee Director Plan, were outdated and did not afford sufficient flexibility in fashioning incentive compensation for those individuals to whom the Company would look as contributing to the growth of the Company. The Board of Directors intends to offer key personnel equity ownership in the Company through the grant of stock options and other rights pursuant to the 1999 Incentive Plan to enable the Company to attract and retain qualified personnel without unnecessarily depleting the Company's cash reserves. Management believes that, to implement the anticipated expansion of the Company's operations over the next several years, the Company will be faced with an increasing demand for additional qualified personnel. In order to attract and retain such personnel, the Company will require a wide array of compensation alternatives. The 1999 Incentive Plan is designed to augment the Company's existing compensation programs and is intended to enable the Company to offer executives, key employees, directors and consultants a personal interest in the Company's growth and success through awards of either shares of Common Stock or rights to acquire shares of Common Stock. In the event the 1999 Incentive Plan is adopted, the Company's 1991 Senior Management Incentive Plan and Non-Employee Director Plan will be terminated.

      The 1999 Incentive Plan is intended to attract, retain, and reward high-quality executives, employees, directors and other persons who provide services to the Company and/or its subsidiaries, enabling such persons to acquire or increase a proprietary interest in the Company to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value. The 1999 Incentive Plan is also intended to qualify certain compensation awarded thereunder for tax deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto (the "Code") to the extent deemed appropriate by the Committee (as hereafter defined) of the Board of Directors of the Company. It is contemplated that each executive officer (generally the Chairman of the Board, Vice-Chairman, Chief Executive Officer, Chief Operating Officer, President and Vice Presidents of the Company), other officers, employees and other persons who perform services of special importance to the Company, including directors of the Company, will be eligible to participate under the 1999 Incentive Plan. An employee on a leave of absence may be considered as still in the employ for purposes of eligibility under the 1999 Incentive Plan. A total of 400,000 shares of Common Stock will be reserved for issuance under the 1999 Incentive Plan. It is anticipated that awards made under the 1999 Incentive Plan will be subject to three-year vesting periods, although the vesting periods are subject to the discretion of the Committee.

      Except to the extent that the Board elects to administer the 1999 Incentive Plan, it is anticipated that it will be administered by a committee of two or more directors (each of whom shall be a non employee director and an outside director, except as otherwise provided in the 1999 Incentive Plan) designated by the Board of Directors (the Board or such committee, as the case may be, are referred to herein as the "Committee"). Subject to the specific provisions of the 1999 Incentive Plan, the Committee will have the discretion to determine the recipients of the awards, the nature of the awards to be granted, the dates such awards will be granted, the terms and conditions of awards and the interpretation of the 1999 Incentive Plan. At any time that a member of the Committee is not both a non-employee and an outside director, any action of the Committee relating to an award granted or to be granted to a holder who is then subject to Section 16 of the Exchange Act in respect of the Company, or relating to an award intended by the Committee to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more non-employee and outside directors, or
(ii) by the Committee but with each such member who is not both a non-employee and an outside director abstaining or recusing himself or herself from such action, subject to the specific provisions set forth in the 1999 Incentive Plan. As of the date hereof, the Company has not yet determined who will serve on such auxiliary committee, if one is required.

      Generally, the 1999 Incentive Plan may be amended by action of the Board of Directors, except that any amendment or alteration to the 1999 Incentive Plan shall be subject to the approval of the Company's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any award theretofore granted and any award agreement relating thereto, except as otherwise provided in the 1999 Incentive Plan.

      As more particularly set forth in the 1999 Incentive Plan, at any time, awards granted thereunder may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other award granted thereunder or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a holder to receive payment from the Company. If an award is granted in substitution or exchange for another award, the Committee shall require the surrender of such other award in consideration for the grant of the new award. In addition, awards may be granted in lieu of cash compensation. The term of each award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Code Section 422).

      Subject to the terms of the 1999 Incentive Plan and any applicable award agreement, payments to be made by the Company or a subsidiary upon the exercise of an option or other award or settlement of an award may be made in such forms as the Committee shall determine, including, without limitation, cash, Common Stock, other awards or other property, and may be made in a single payment or transfer, in Installments, or on a deferred basis. The settlement of any award may be accelerated, and cash paid in lieu of Common Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or permitted at the election of the holder on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Common Stock.

      The 1999 Incentive Plan generally provides that, unless the Committee determines otherwise, each option or right granted thereunder will become exercisable in full upon certain "change of control" events as described therein. If any change is made in the stock subject to the 1999 Incentive Plan, or subject to any right or option granted thereunder (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Committee will make appropriate adjustments to the classes, number of shares and price per share of stock subject to outstanding rights or options.

      In general, the Committee may impose on any award (subject to the provisions of the 1999 Incentive Plan), such additional terms and conditions not inconsistent with the provisions of the 1999 Incentive Plan as the Committee shall determine, including terms requiring forfeiture of awards in the event of termination of employment of the holder and terms permitting a holder to make elections relating to his or her award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an award that is not mandatory under the 1999 Incentive Plan; provided, however, that the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an award that is intended to qualify as "performance-based compensation" for purposes of Code Section 162(m) if such discretion would cause the award not to so quality. Except in cases in which the Committee is authorized to require other forms of consideration under the 1999 Incentive Plan, or to the extent other forms of consideration must by paid to satisfy the requirements of state law, no consideration other than services may be required for the grant (but not the exercise) of any award. The 1999 Incentive Plan provides several types of awards: stock options, stock appreciation rights (including limited stock appreciation rights), restricted stock, restricted stock units or RSUs, bonus stock and awards in lieu of obligations, dividend equivalents, annual incentive and performance awards, and other stock-based awards, as further described below.

      Stock Options. Options granted under the 1999 Incentive Plan may be either incentive stock options ("ISOs") or options which do not qualify as ISOs. The Committee shall determine the exercise price of stock purchasable under an option, provided that such exercise price shall be not less than the fair market value of a share of stock on the date of grant of such option except as otherwise provided in the 1999 Incentive Plan. The Committee shall determine the times at or circumstances under which an option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, stock, other awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of holders to make payment on a deferred basis), and the methods by or forms in which stock will be delivered or deemed to be delivered to holders. In no event may an option remain exercisable more than ten years following the date of grant.

      The terms of any ISO granted under the 1999 Incentive Plan shall comply in all respects with the provisions of Code Section 422.

      Stock Appreciation Rights. SARs maybe granted to recipients of options under the 1999 Incentive Plan. An SAR shall confer a right to receive, upon exercise thereof, the excess of (A) the fair market value of one share of Common Stock on the date of exercise (or, in the case of a "Limited SAR," the fair market value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof) over (B) the grant price of the SAR as determined by the Committee provided that such grant price shall not be less than the fair market value of a share of Common Stock on the date of grant of such SAR except as provided under Section 7(a) hereof. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Common Stock will be delivered or deemed to be delivered to holders, whether or not an SAR shall be in tandem or in combination with any other award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms as the Committee may determine. SARs and Limited SARs may be either freestanding or in tandem with other awards.

      Restricted Stock. Restricted shares awarded under the 1999 Incentive Plan will be subject to such restrictions on transferability, risk of forfeiture and other restrictions as are imposed by the Committee, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the 1999 Incentive Plan and any award agreement relating to the restricted stock, a holder granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the restricted stock, subject to provisions of the 1999 Incentive Plan, the restricted stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the holder.

      Restricted stock granted under the 1999 Incentive Plan shall be evidenced in the manner determined by the Committee. The Committee may require that certificates representing restricted stock, if any, registered in the name of a holder bear a legend, that the Company retain physical possession of the certificates, and that the holder deliver a stock power to the Company, endorsed in blank, relating to the restricted stock. As a condition to the grant of an award of restricted stock, the Committee may require or permit a holder to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under the 1999 Incentive Plan. Unless otherwise determined by the Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a dak of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, restricted stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company.

      Restricted Stock Units. The 1999 Incentive Plan also provides for the award of Restricted Stock Units ("RSUs"). These are rights to receive Common Stock, cash or a combination thereof at the end of a specified deferral period. The satisfaction of an RSU award occurs on the expiration of the deferral period specified for such RSU by the Committee. RSUs may be satisfied by the delivery of stock, cash equal to the fair market value of the specified number of shares of Common Stock covered by the RSUs, or a combination thereof, as determined by the Committee. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the award agreement evidencing the RSUs), all RSUs that are at that time subject to deferral (other than a deferral at the election of the Holder) shall be forfeited; provided that the Committee may waive such restriction or forfeiture condition in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of RSUs. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents (as defined herein) on the specified number of shares of Common Stock covered by an award of RSUs shall be either (A) paid with respect to such RSUs at the dividend payment date in cash or in shares of unrestricted Common Stock having a fair market value equal to the amount of such dividends, or (B) deferred with respect to such RSUs and the amount or value thereof automatically deemed reinvested in additional RSUs, other awards or other investment vehicles, as the Committee shall determine or permit the Holder to elect.

      Bonus Stock and Awards in Lieu of Obligations. The Committee is also authorized to grant Common Stock as a bonus, or to grant Common Stock or other awards in lieu of obligations to pay cash or deliver other property under the 1999 Incentive Plan, provided that, in the case of holders subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Common Stock or other awards are exempt from liability under Section 16(b) of the Exchange Act. Common Stock or awards granted thereunder shall be subject to such other terms as determined by the Committee.

      Dividend Equivalents. The 1999 Incentive Plan also authorizes the Committee to grant Dividend Equivalents to a Holder, entitling the holder to receive cash, Common Stock, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock, or other periodic payments ("Dividend Equivalents"). Dividend Equivalents may be awarded on a freestanding basis or in connection with another award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Common Stock, awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

      Annual Incentive and Performance Awards. Under the 1999 Incentive Plan, the Committee is authorized to make Annual Incentive Awards and Performance Awards payable in cash, shares of Common Stock, or other awards, on terms and conditions established by the Committee, subject to certain conditions. The right of a holder to exercise or receive a grant or settlement of any award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. It is the intent of the Company that Performance Awards and Annual Incentive Awards granted to persons who are designated by the Committee as likely to be "covered employees" within the meaning of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder.

      Performance Awards. In determining a Performance Award, the Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any award subject to performance conditions, except as limited in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If the Committee determines that a Performance Award should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in the 1999 Incentive Plan. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in the 1999 Incentive Plan during the given performance period, as specified by the Committee in accordance with the 1999 Incentive Plan. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

      Annual Awards. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in the 1999 Incentive Plan during the given performance period, as specified by the Committee in accordance therewith. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

      The Committee shall determine potential recipients of Annual Incentive Awards, and the amounts potentially payable thereunder, for each fiscal year, not later than the end of the 90th day of each such fiscal year, or at such other date as may be required or permitted in the case of awards intended to be "performance-based compensation" under Code Section 162(m). In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria in the given performance year, as specified by the Committee; in other cases, such amounts shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any holder shall be subject to the limitations set forth in the 1999 Incentive Plan.

      After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each holder in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each holder. The Committee may, in its discretion, determine that the amount payable to any holder as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, except in the case of an Annual Incentive Award intended to qualify under Code Section 162(m). The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the holder prior to the end of a fiscal year or settlement of such Annual Incentive Award.

      Other Stock-Based Awards . The 1999 Incentive Plan also authorizes the Committee, subject to limitations under applicable law, to grant to holders such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, as deemed by the Committee to be consistent with the purposes of the 1999 Incentive Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such awards. Common Stock delivered pursuant to an award in the nature of a purchase right granted shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Common Stock, other awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other award under the 1999 Incentive Plan, may also be granted.

      Options Granted Automatically to Non-Employee Directors. Directors who are not otherwise employed by the Company are eligible for participation in the 1999 Incentive Plan. Each non-employee director will receive a non-employee director annual option to purchase 5,000 shares of the company's common stock at the close of business on the last trading day of each July. The exercise price per share of stock purchasable upon exercise of a non-employee director annual option will be equal to 100% of the fair market value of a share of stock on the date of grant of the option. Each non-employee director annual option will become exercisable in three equal installments after each of the first, second and third anniversaries of the date of grant. Unless otherwise provided in the 1999 Incentive Plan, the exercise price must be paid in full either in cash, by delivery of shares of Common Stock of the Company or by a combination of cash and shares. A non-employee director annual option will expire at the earlier of
(a) ten
years after the date of grant or (b) three months after the date the holder ceases to serve as a director of the company for any reason.

      It is the intent of the Company that the grant of any awards to or other transaction by a holder who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such holder). Accordingly, if any provision of the 1999 Incentive Plan or any award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such, provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such holder shall avoid liability under Section 16(b).

      No award or other right or interest granted under the 1999 Incentive Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of the holder thereof to any party (other than the Company or a subsidiary), or assigned or transferred by such holder otherwise than by will or the laws of descent and distribution or to a beneficiary upon the death of a holder, and such awards or rights that may be exercisable shall be exercised during the lifetime of the holder only by the holder or his or her guardian or legal representative, except that awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more beneficiaries or other transferees during the lifetime of the holder, and may be exercised by such transferees in accordance with the terms of such award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an award agreement (subject to any terms and conditions which the Committee may impose thereon). A beneficiary, transferee, or other person claiming any rights under the 1999 Incentive Plan from or through any holder shall be subject to all terms and conditions of the 1999 Incentive Plan and any award agreement applicable to such holder, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

      The affirmative vote of the holders of a majority of the shares of the Company's Common Stock and Series D Preferred Stock issued and outstanding on the record date, voting together as a single class, is required for the adoption of the 1999 Incentive Plan. The Directors and officers of the Company and other principal shareholders owning of record, beneficially, directly and indirectly, an aggregate of approximately 729,800 shares of the Company's Common Stock and Series D Preferred Stock constituting approximately 18.8% of such shares outstanding on the record date, have agreed to vote in favor of approval of this proposal.

      THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. II TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                              FINANCIAL INFORMATION

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO MICHAEL G. ZYBALA, SECRETARY, HEALTHY PLANET PRODUCTS, INC., 1700 CORPORATE CIRCLE, PETALUMA, CALIFORNIA 94954. Each such request must set forth a good faith representation that as of May 28, 1999 the person making the request was the beneficial owner of Common Shares or shares of Series D Preferred Stock entitled to vote at the 1999 Annual Meeting of Stockholders.

                                 OTHER BUSINESS

      As of the date of this Proxy Statement, the foregoing is the only business which the Board of Directors intends to present, and it is not aware of any other matters which may come before the Annual Meeting. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their judgment.

                     STOCKHOLDER PROPOSALS FOR 2000 MEETING

      Proposals of Stockholders intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received by the Company on or prior to February 8, 2000 to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with the 2000 Annual Meeting of Stockholders.


                                              By Order of the Board of Directors


                                                  /s/ MICHAEL G. ZYBALA,
                                                    Secretary


Dated: June 8, 1999


      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                   APPENDIX A




                          HEALTHY PLANET PRODUCTS, INC.
------------------------------------------------------------------------------


                        1999 INCENTIVE COMPENSATION PLAN
------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            PAGE


1.    Purpose................................................................1

2.    Definitions............................................................1

3.    Administration.........................................................4
      (a)   Authority of the Committee.......................................4
      (b)   Manner of Exercise of Committee Authority........................4
      (c)   Limitation of Liability..........................................5

4.    Stock Subject to Plan..................................................5
      (a)   Overall Number of Shares Available for Delivery..................5
      (b)   Application of Limitation to Grants of Awards....................5
      (c)   Availability of Shares Not Delivered under Awards................5

5.    Eligibility; Per-Person Award Limitations..............................6

6.    Specific Terms of Awards...............................................6
      (a)   General..........................................................6
      (b)   Options..........................................................6
      (c)   Stock Appreciation Rights........................................7
      (d)   Restricted Stock.................................................7
      (e)   RSUs.............................................................8
      (f)   Bonus Stock and Awards in Lieu of Obligations....................9
      (g)   Dividend Equivalents.............................................9
      (h)   Annual Incentive and Performance Awards..........................9
      (i)   Other Stock-Based Awards........................................10

7.    Certain Provisions Applicable to Awards...............................10
      (a)   Stand-Alone, Additional, Tandem, and Substitute Awards..........10
      (b)   Term of Awards..................................................10
      (c)   Form and Timing of Payment under Awards; Deferrals..............10
      (d)   Exemptions from Section 16(b) Liability.........................11

8.    Performance and Annual Incentive Awards...............................11
      (a)   Performance Conditions..........................................11
      (b)   Performance Awards Granted to Designated Covered Employees......11
      (c)   Annual Incentive Awards Granted to Designated Covered Employees.13
      (d)   Written Determinations..........................................14
      (e)   Status of Section 8(b) and Section 8(c) Awards under Code
            Section 162(m)..................................................14

9.    Change in Control.....................................................15
      (a)   Effect of "Change In Control."..................................15
      (b)   Definition of "Change in Control."..............................15
      (c)   Definition of "Change in Control Price."........................17

10.   Options Granted Automatically to Non-Employee Directors...............17
      (a)   Annual Option Grants............................................17
      (b)   Number of Shares Subject to Automatic Option Grants.............17
      (c)   Other Non-Employee Director Annual Option Terms.................17
      (d)   Method of Exercise..............................................17
      (e)   Availability of Shares..........................................18

11.   General Provisions....................................................18
      (a)   Compliance with Legal and Other Requirements....................18
      (b)   Limits on Transferability; Beneficiaries........................18
      (c)   Adjustments.....................................................18
      (d)   Taxes...........................................................19
      (e)   Changes to the Plan and Awards..................................19
      (f)   Limitation on Rights Conferred under Plan.......................20
      (g)   Unfunded Status of Awards, Creation of Trusts...................20
      (h)   Nonexclusivity of the Plan......................................20
      (i)   Payments in the Event of Forfeitures; Fractional Shares.........20
      (j)   Governing Law...................................................20
      (k)   Awards under Preexisting Plan(s)................................21
      (l)   Plan Effective Date and Shareholder Approval....................21

                          HEALTHY PLANET PRODUCTS, INC.

                        1999 INCENTIVE COMPENSATION PLAN


      1. Purpose. The purpose of this 1999 Incentive Compensation Plan (the "Plan") is to assist Healthy Planet Products, Inc., a Delaware corporation (the "Corporation"), and its subsidiaries in attracting, retaining, and rewarding high-quality executives, employees, directors and other persons who provide services to the Corporation and/or its subsidiaries, enabling such persons to acquire or increase a proprietary interest in the Corporation to strengthen the mutuality of interests between such persons and the Corporation's shareholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Code Section 162(m) (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Corporation.

      2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

         (a) "Annual Incentive Award" means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

         (b) "Award" means any Option, SAR (including Limited SAR), Restricted Stock, RSU, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under the Plan.

         (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 11 (b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

         (d) "Beneficial Owner"shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

         (e) "Board" means the Corporation's Board of Directors.

         (f) "Change in Control" means Change in Control as defined with related terms in Section 9 of the Plan.

         (g) "Change In Control Price" means the amount calculated in accordance with Section 9(c) of the Plan.

         (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

         (i) "Committee" means a committee of two or more directors designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be (i) a "non employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" as defined under Code Section 162(m), unless administration of the Plan by "outside directors" is not then required to qualify for tax deductibility under Code Section 162(m).

         (j) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

         (k) "Dividend Equivalent" means a right granted to a Participant under
Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

         (l) "Effective Date" means July 21, 1999, subject to approval by stockholders of the Company.

         (m) "Eligible Person" means each Executive Officer and other officers and employees of the Corporation or of any subsidiary, and other persons who provide services to the Corporation or any of its subsidiaries including directors of the Corporation. An employee on leave of absence may be considered as still in the employ of the Corporation or a subsidiary for purposes of eligibility for participation in the Plan.

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

         (o) "Executive Officer" means an executive officer of the Corporation as defined under the Exchange Act.

         (p) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall be the closing price of a share of Stock, as quoted on the composite transactions table on the American Stock Exchange, on the date on which the determination of fair market value is being made, or if no shares of Stock were traded on such date, then the last trading date prior thereto.

         (q) "Incentive Stock Option" or "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto.

         (r) "Limited SAR" means a right granted to a Participant under Section 6(c) hereof.

         (s) "Option" means a right, granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

         (t) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h) hereof.

         (u) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

         (v) "Performance Award" means a right, granted to a Participant under
Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee.

         (w) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

         (x) "Preexisting Plan(s)" means the 1991 Senior Management Incentive Plan and the Non-Employee Director Plan.

         (y) "Qualified Member" means a member of the Committee who is a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) and an "outside director" within the meaning of Regulation 1-162-27 under Code Section 162(m).

         (z) "Restricted Stock" means Stock granted to a Participant under
Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

         (aa) "Restricted Stock Unit or "RSU" means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

         (bb) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

         (cc) "Stock" means the Corporation's Common Stock, $0.01 par value per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 11(c) hereof.

         (dd) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

      3.  Administration.

         (a) Authority of the Committee. The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references herein to the "Committee" shall be deemed to include references to the "Board." The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.

         (b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Corporation, or relating to an Award intended by the Committee to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Corporation, its subsidiaries, Participants, Beneficiaries, transferees under
Section 11(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Corporation or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Corporation and will not cause Awards intended to qualify as "performance-based compensation" under Code
Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

         (c) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Corporation or a subsidiary, the Corporation's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Corporation or a subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action or determination.

      4. Stock Subject to Plan.

         (a) Overall Number of Shares Available for Delivery. Subject to adjustment as provided in Section 11(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be (i) 400,000 plus (ii) the number of shares of Stock remaining available under Preexisting Plan(s) immediately prior to the date on which shareholders of the Corporation approve the adoption of the Plan, plus (iii) the number of shares of Stock subject to awards under Preexisting Plan(s) which become available in accordance with Section 4(c) hereof after the date on which shareholders of the Corporation approve the adoption of the Plan. Any shares of stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

         (b) Application of Limitation to Grants of Awards. No Award may be granted if the number of shares of Stock to be delivered in connection with such Award or, in the case of an Award relating to shares of Stock but settleable only in cash (such as cash-only SARs), the number of shares to which such Award relates, exceeds the number of shares of Stock remaining available under the Plan minus the number of shares of Stock issuable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

         (c) Availability of Shares Not Delivered under Awards. Shares of Stock subject to an Award under the Plan or award under any Preexisting Plan(s) that are canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including (i) the number of shares withheld in payment of any exercise or purchase price of an Award or award or taxes relating to Awards or awards, and (ii) the number of shares surrendered in payment of any exercise or purchase price of an Award or award or taxes relating to any Award or award, will again be available for Awards under the Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

      5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than a number of shares of Common Stock recommended by the Compensation Committee, subject to adjustment as provided in Section 11(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c). In addition, the maximum cash amount that may be earned under the Plan as a final Annual Incentive Award or other cash annual Award in respect of any fiscal year by any one Participant shall not exceed an amount recommended by the Compensation Committee, and the maximum cash amount that may be earned under the Plan as a final Performance Award or other cash Award in respect of a performance period other than an annual period by any one Participant on an annualized basis shall not exceed an amount recommended by the Compensation Committee.

      6. Specific Terms of Awards.

         (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11
(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an Award that is intended to qualify as "performance-based compensation" for purposes of Code Section 162(m) if such discretion would cause the Award not to so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must by paid to satisfy the requirements of state law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

         (b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

            (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option except as provided under Section 7(a) hereof.

            (ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Corporation or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants. In no event may an Option remain exercisable more than ten years following the date of grant.

            (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Code Section 422, unless the Participant has first requested the change that will result in such disqualification.

         (c) Stock Appreciation Rights. The Committee is authorized to grant SAR's to Participants on the following terms and conditions:

            (i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a "Limited SAR," the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof) over (B) the grant price of the SAR as determined by the Committee provided that such grant price shall not be less than the Fair Market Value of a share of Stock on the date of grant of such SAR except as provided under Section 7(a) hereof.

            (ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

         (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

            (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, subject to Section 11(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

            (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

            (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Corporation retain physical possession of the certificates, and that the Participant deliver a stock power to the Corporation, endorsed in blank, relating to the Restricted Stock.

            (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

         (e) RSUs. The Committee is authorized to grant RSUs to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

            (i) Award and Restrictions. Satisfaction of an Award of RSUs shall occur upon expiration of the deferral period specified for such RSUs by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, RSUs shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. RSUs may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the RSUs, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

            (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the RSUs), all RSUs that are at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee, may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to RSUs shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of RSUs.

            (iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of RSUs shall be either (A) paid with respect to such RSUs at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such RSUs and the amount or value thereof automatically deemed reinvested in additional RSUs, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

         (f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as Shall be determined by the Committee.

         (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

         (h) Annual Incentive and Performance Awards. The Committee is authorized to make Annual Incentive Awards and Performance Awards payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to Section 8 in the event of Annual Incentive Awards or Performance Awards intended to qualify as "performance-based compensation" for purposes of Code Section 162(m).

            (i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Corporation or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

      7. Certain Provisions Applicable to Awards.

         (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Corporation, any subsidiary, or any business entity to be acquired by the Corporation or a subsidiary, or any other right of a Participant to receive payment from the Corporation or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Corporation or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

         (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Code Section 422).

         (c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Corporation or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 11(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

         (d) Exemptions from Section 16(b) Liability. It is the intent of the Corporation that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

      8. Performance and Annual Incentive Awards.

         (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m).

         (b) Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

            (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the

Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

            (ii) Business Criteria. One or more of the following business criteria for the Corporation, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Corporation (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance
Awards: (1) earnings per share, (2) increase in revenues or margin: (3) increase in cash flow; (4) operating margin; (5) return on net assets, return on assets, return on investment, return on capital, return on equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings: pretax earnings before interest; depreciation and amortization (EBITDA): pretax earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes (local, state or federal) and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Corporation; (9) working capital; (10) management of fixed costs or variable costs, (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures, (12) total shareholder return; (13) debt reduction: and (14) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poors 500 Stock Index or a group of comparator companies. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof.

            (iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

            (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Corporation in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

            (v) Settlement of Performance Awards; Other Terms. After the end of each performance period, the Committee shall determine the amount, if any, of
(A) the Performance Award pool, and the maximum amount of potential Performance Award payable to each Participant in the Performance Award pool, or (B) the amount of potential Performance Award otherwise payable to each Participant. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

         (c) Annual Incentive Awards Granted to Designated Covered Employees. If the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as a performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

            (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Corporation in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

            (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section B(b)(11) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

            (iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Annual Incentive Award intended to qualify under Code Section 162(m). The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

         (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

         (e) Status of Section 8(b) and Section 8(c) Awards under Code Section 162(m). It is the intent of the Corporation that Performance Awards and Annual Incentive Awards under Sections 8(b) and B(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c),
(d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards or Annual Incentive Awards that are designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 182(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

      9. Change in Control.

         (a) Effect of "Change In Control." In the event of a "Change in Control," the following provisions shall apply unless otherwise provided in the Award agreement:

            (i) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Award without regard to any termination of employment by the Participant, subject only to applicable restrictions set forth in Section 11(a) hereof;

            (ii) Any optionee who holds an Option shall be entitled to elect, during the 60 day period immediately following a Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive, and the Corporation shall be obligated to pay, in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option;

            (iii) The restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 11(a) hereof; and

            (iv) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided in the Award agreement relating to such Award.

         (b) Definition of "Change in Control." A "Change in Control" shall be deemed to have occurred if:

            (i) any Person (other than the Corporation, any trustee or other fiduciary holding securities under any employee benefit plan of the Corporation, or any company owned, directly or indirectly, by the stockholders of the Corporation immediately prior to the occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the common stock of the Corporation) acquires securities of the Corporation and immediately thereafter is the Beneficial Owner (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities (except that an acquisition of securities directly from the Corporation shall not be deemed an acquisition for purposes of this clause (i));

            (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 148-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, cease for any reason to constitute at least a majority of the Board;

            (iii) the consummation of a merger or consolidation of the Corporation with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation or
(ii) a merger or consolidation in which no premium is intended to be paid to any shareholder participating in the merger or consolidation;

            (iv) the stockholders of the Corporation approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of the Corporation (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Corporation, in substantially the same proportions as their ownership of the common stock of the Corporation immediately prior to such sale or disposition) in which case the Board shall determine the effective date of the Change in Control resulting therefrom; or

            (v) any other event occurs which the Board determines, in its discretion, would materially alter the structure of the Corporation or its ownership.

         For purposes of this definition:

                        (1) The term "Beneficial Owner" shall have the meaning
                  ascribed to such term in Rule 13d-3 under the Exchange Act (including any successor to such Rule).

                        (2) The term "Exchange Act" means the Securities
                  Exchange Act of 1934, as amended from time to time, or any successor act thereto.

                        (3) The term "Person" shall have the meaning ascribed to
                  such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including "group" as defined in Section 13(d) thereof.

          (c) Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Corporation, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

      10. Options Granted Automatically to Non-Employee Directors.

          (a) Annual Option Grants. A Non-Employee Director Annual Option will be automatically granted at the close of business on the last trading day of each July.

          (b) Number of Shares Subject to Automatic Option Grants. Unless otherwise determined by the Board in a resolution adopted on or prior to the date of the annual meeting of the Company's shareholders that coincides with or most recently precedes the date of grant of an Option to a Non-Employee Director, the number of shares of Stock to be subject to each Annual Option shall be 5,000, in each case subject to adjustment as provided in Section 11(c).

          (c) Other Non-Employee Director Annual Option Terms. Unless otherwise determined by the Board, other terms of Annual Options shall be as follows:

              (i) The exercise price per share of Stock purchasable upon exercise of a Non-Employee Director Annual Option will be equal to 100% of the Fair Market Value of a share of Stock on the date of grant of the Option.

              (ii) A Non-Employee Director Annual Option will expire at the earlier of (A) 10 years after the date of grant or (B) three months after the date the Participant ceases to serve as a director of the Company for any reason.

              (iii) Each Non-Employee Director Annual Option will become exercisable in three equal installments after each of the first, second and third anniversaries of the date of grant.

            (d) Method of Exercise. A Participant may exercise a Non-Employee Director Annual Option, in whole or in part, at such time as it is exercisable and prior to its expiration, by giving written notice of exercise to the Secretary of the Company, specifying the Option to be exercised and the number of shares to be purchased, and paying in full the exercise price in cash (including by check) or by surrender of shares of Stock already owned by the Participant (except for shares acquired from the Company by exercise of an option less than six months before the date of surrender) having a Fair Market Value at the time of exercise equal to the exercise price, or by a combination of cash and shares.

          (e) Availability of Shares. If an automatic grant of Options authorized under Section 10(a) or (b) cannot be made in full due to the limitation set forth in Section 4(a), such grant shall be made (together with other automatic grants to occur at the same time) to the greatest extent then permitted under Section 4(a).

      11. General Provisions.

          (a) Compliance with Legal and Other Requirements. The Corporation may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Corporation are listed or quoted, or compliance with any other obligation of the Corporation, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and reasons, listing requirements, or other obligations.

          (b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Corporation or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

          (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar transaction or event affects the Stock such that an adjustment is determined by the

Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the business unit, or the financial statements of the Corporation or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the, business strategy of the Corporation, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided, that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

          (d) Taxes. The Corporation and any subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Corporation and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participants tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

            (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Corporation's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for that right which caused the transaction to be ineligible for pooling of interest accounting. In addition, the Board shall also have the authority to modify the Plan, to the extent it deems necessary or desirable in its sole discretion, to minimize the taxes incurred by either the Company or any Participant relating to any Award.

          (f) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Corporation or a subsidiary, (ii) interfering in any way with the right of the Corporation or a subsidiary to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or
(iv) conferring on a Participant any of the rights of a shareholder of the Corporation unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

          (g) Unfunded Status of Awards, Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for certain incentive awards and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Corporation.

          (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

          (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws, and applicable federal law.

          (k) Awards under Preexisting Plan(s). Upon approval of the Plan by shareholders of the Corporation as required under Section 11(1) hereof, no further awards shall be granted under the Preexisting Plan(s).

          (l) Plan Effective Date and Shareholder Approval. The Plan has been adopted by the Board effective July 21, 1999, subject to approval by the shareholders of the Corporation.

                        HEALTHY PLANET PRODUCTS, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 21, 1999

     The undersigned shareholder(s) of Healthy Planet Products, Inc., a
Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement and hereby appoints Bruce A. Wilson and Michael G. Zybala, each with the full authority to act without the other and with the power to appoint his substitute, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as designated on this proxy card, all the shares of Common Stock of Healthy Planet Products, Inc. held of record by the undersigned on May 28, 1999 at the Annual Meeting of Shareholders to be held on July 21, 1999 and at any adjournment or adjournments thereof, as indicated on the matters set forth on the reverse side:

                 (Continued and to be signed on reverse side)

                       Please date, sign and mail your
                    proxy card back as soon as possible!

                       Annual Meeting of Shareholders
                        HEALTHY PLANET PRODUCTS, INC.

                                July 21, 1999

           |                                                        |
          \|/   Please Detach and Mail in the Envelope Provided    \|/
-------------------------------------------------------------------------------
[X] Please mark your votes as in this example.

                                     WITHHOLD
                                     AUTHORITY
            FOR all nominee   to vote for all nominees
            listed at right        listed at right
Election        [_]                     [_]
of
Diectors

Nominees: John V. Winfield
          Robert W. Sweitzer, Ph.D.

Instruction: To withhold authority to vote for any individual nominee or nominees, specify the name of such nominee(s):

-------------------------------------------------------------------------------

                                       FOR   AGAINST   ABSTAIN
2. Adoption of the 1999 Incentive      [_]     [_]       [_]
   Compensation Plan.

3. In their discretion, upon any other matter or matters as may properly come before the meeting or any adjournment or adjournments thereof.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY.

     This Proxy, when properly executed, will be voted and will be voted in accordance with the directions given by the undersigned shareholder. If no direction is made, it will be voted "FOR" Items 1 and 2 as described above and in the accompanying Proxy Statement, and as the proxies deem advisable on any other matters as may properly come before the meeting.

_________________________ _______________________ Dated: ______________, 1999
Signature                 Signature

Note: (This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary should so indicate. If shares are held by joint tenants or as community property, both should sign.)